UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2008

Northern States Power Company

(Exact Name of Registrant as Specified in Charter)

Wisconsin

(State or Other Jurisdiction of Incorporation)

001-03140	39-0508315
(Commission File Number)	(IRS Employer Identification No.)

1414 W. Hamilton Avenue, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (715) 839-2625

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 3, 2008, Northern States Power Company, a Wisconsin corporation (the “Company”), sold $200,000,000 in aggregate principal amount of the Company’s 6.375% First Mortgage Bonds, Series due September 1, 2038 (the “Bonds”) pursuant to an Underwriting Agreement by and between the Company and Banc of America Securities LLC and BNY Mellon Capital Markets, LLC, as representatives of the underwriters named therein. The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-151868) (the “Registration Statement”). A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on September 5, 2008. The Bonds will be governed by the Company’s Trust Indenture, dated April 1, 1947, as supplemented, including the Supplemental and Restated Trust Indenture, dated March 1, 1991, by and between the Company and U.S. Bank National Association, as successor trustee (the “Trustee”), and the Supplemental Trust Indenture, dated as of September 1, 2008, by and between the Company and the Trustee.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

1.01

Underwriting Agreement dated September 3, 2008 between Northern States Power Company (Wisconsin) and Banc of America Securities LLC and BNY Mellon Capital Markets, LLC, as representatives of the Underwriters named therein, relating to $200,000,000 principal amount of 6.375% First Mortgage Bonds, Series due September 1, 2038.

4.01

Supplemental Trust Indenture dated as of September 1, 2008 between Northern States Power Company (Wisconsin) and U.S. Bank National Association, as successor Trustee, creating $200,000,000 principal amount of 6.375% First Mortgage Bonds, Series due September 1, 2038.

5.01	Opinion of Michael C. Connelly regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern States Power Company
(a Wisconsin Corporation)

	By:	/s/ George E. Tyson II
	Name:	George E. Tyson II
	Title:	Vice President and Treasurer

Dated: September 9, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.01

Underwriting Agreement dated September 3, 2008 between Northern States Power Company (Wisconsin) and Banc of America Securities LLC and BNY Mellon Capital Markets, LLC, as representatives of the Underwriters named therein, relating to $200,000,000 principal amount of 6.375% First Mortgage Bonds, Series due September 1, 2038.

4.01

Supplemental Trust Indenture dated as of September 1, 2008 between Northern States Power Company (Wisconsin) and U.S. Bank National Association, as successor Trustee, creating $200,000,000 principal amount of 6.375% First Mortgage Bonds, Series due September 1, 2038.

5.01	Opinion of Michael C. Connelly regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.